Offerings - Offering: 1	May 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,089,823.42
Fee Rate	0.01381%
Amount of Registration Fee	$ 426.70
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 303,519 shares of beneficial interest ("Shares") of Eagle Point Trinity Senior Secured Lending Company (the "Fund") at a price equal to $10.18 per Share, which represents the Fund's net asset value as of April 30, 2026.